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                            STOCK PURCHASE AGREEMENT

                  THIS AGREEMENT, made as of the ____ day of April, 2000, by and between Vianet Technologies, Inc. ("Seller"), a corporation organized and existing under the laws of the State of Nevada, with its principal offices at 83 Mercer Street, New York, New York 10012, and ____________________, with its principal offices c/o ___________________ ("Purchaser").

                  WHEREAS, Purchaser wishes to purchase certain newly issued shares of Seller's common stock, $.001 par value per share ("Common Stock"), and common stock purchase warrants ("Warrants"), and Seller wishes to sell such securities to Purchasers.

                  NOW THEREFORE, intending to be legally bound hereby, and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                 PURCHASE AND SALE OF COMMON STOCK AND WARRANTS

         1.1 Terms. Subject to the terms and conditions hereof, and in reliance upon the mutual representations, covenants, agreements and warranties herein contained, and for, and in consideration of the aggregate payment by Purchaser to Seller in the amount of $___________ (the "Purchase Price"), the parties hereby agree that, at the closing:

                           (i) Seller shall sell, assign, transfer and convey to
Purchaser and Purchaser shall purchase an aggregate of _________ shares of Common Stock ("Shares") and _________Warrants in the form of the Warrant attached hereto as Exhibit 1.1 (the Shares and the Warrant collectively, "Securities"). Seller shall deliver at the Closing certificates representing the Securities.

                           (ii) In consideration for the sale of the Securities,
Purchaser shall make, and Seller shall accept, payment of the Purchase Price by wire transfer, as follows:


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         For the account of Vianet Technologies, Inc.
         Chase Bank
         New York, New York
         ABA No.:       021000021
         Account No.:   747502252665
         Bank contact:  Wanda Smith
         Phone:         212-779-6933

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller hereby represents and warrants, upon which representations and warranties Purchaser relies, as follows:

         2.1. Corporate Organization. Seller is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation, and has all requisite power and authority (corporate and other) to own, lease and operate its properties and carry on its business as it is now being conducted and to enter into this Agreement and to consummate the transactions contemplated hereunder. Seller is qualified, licensed or registered to do business in any states where the nature of its business and activities and the character of the properties owned by it, require it to be so qualified, licensed or registered, except where the failure to be so qualified, licensed or registered would not have a materially adverse effect on the business or operations of Seller.

         2.2. Power and Authority. Seller has the full, absolute and unrestricted right, power, legal capacity and authority to enter into this Agreement, and to carry out the transaction contemplated hereby; nor will it violate any statute, law, regulation, rule, court or administrative judgment, order, writ, injunction or decree which is applicable to Seller or any of its properties, or to which Seller is subject or by which it is bound. All actions of Seller necessary to authorize it to execute, deliver and consummate this Agreement have been duly and validly authorized and taken, and no further actions or authorizations are required. This Agreement constitutes the valid, legally binding obligation of Seller, and is enforceable in accordance with its terms. The Shares, when issued, will be duly authorized, validly issued, fully paid and non-assessable. The Warrants, when issued, will be duly authorized, validly issued and enforceable in accordance with its terms. The Securities, when issued, will be free and clear of all liens, charges, encumbrances, liabilities and restrictions of every kind, nature or description.

         2.3. No Violations. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any breach of, or constitute a default under, the Certificate or Articles of Incorporation or Bylaws of Seller, or any agreement, instrument or obligation to which Seller is a party or by which it or he is bound, or;

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         2.4. Litigation. Seller is not a party to, or the subject of, any action, suit, litigation, claim, administrative proceeding or governmental or quasi-governmental investigation relating to Seller, its operations, properties, business or prospects, or to this Agreement or the consummation or the transactions contemplated hereby, or material to such transactions; nor to the best of the knowledge of Seller is any such action, suit, litigation, proceeding or investigation threatened or contemplated, nor does there exist any basis for any of the same. Seller is not subject to any order, judgment, decree or obligation which would limit its ability to operate its business in the ordinary course.

         2.5. Condition of Assets. All of Seller's assets are in good operating condition and repair, ordinary wear and tear excepted, and are adequate for the uses to which they are being put.

         2.6. Taxes. Seller has paid (and, as to any of the following which are payable after the date hereof, Seller has properly and adequately reserved against and will pay when due) all income taxes, sales and use taxes, unemployment taxes, ad valorem taxes, property taxes, excise taxes, duties and imports, and all other taxes of every kind, character or description imposed by any federal, state or local governmental or quasi-governmental authority (collectively, "Taxes") required to be paid with respect to the assets or operations of Seller for all periods prior to the Closing Date. All federal, state and local tax returns and reports (collectively, "Returns") to be filed by Seller with respect thereto have been accurately prepared, duly executed and filed or will be so prepared, executed and filed before their respective due dates, and all Taxes due with respect to such returns as filed have been paid (or will be so paid) by Seller in full. Seller has not received, and there are not outstanding, any notices of any deficiencies, adjustments, assessments or changes in assessments or increases in Taxes or tax rates with respect to any Taxes, or other charges which are due or required to be filed at or prior to the date hereof, and which have not been paid in full or otherwise fully settled and satisfied. No extension of time is in effect for the assessment of deficiencies against Seller nor has any waiver of any statute of limitations with respect to any taxable year.

         2.7. Compliance with Laws. Seller has complied with, and is currently in compliance with all statutes, laws, ordinances, rules, regulations, judgments, decrees and orders, of any government, court or governmental or quasi-governmental authority, to which it is subject or by which it is bound. Seller has all permits, licenses and authorizations required for the operation of its business as it is presently conducted ("Permits"), and all of such Permits are in full force and effect.

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         2.8. Insurance. Seller maintains adequate policies of fire, liability, title, professional liability, theft, employee fidelity workers' compensation and all other forms of casualty and liability insurance. All of such policies are sufficient for compliance with all requirements of law and of all contracts, commitments and agreements of any nature to which Seller is a party, and provide coverage for property in limits of not less than the amounts sufficient to replace all property owned by Seller upon loss, with no co-insurance penalties applicable thereto. Seller is not in default under any of such policies or binders, and Seller has not failed to give any notice or to present any claim under any such policy or binder in a due and timely fashion. There are no facts upon which an insurer might be justified in reducing coverage or increasing premiums on existing policies or binders. There are no outstanding unpaid claims under any such policies or binders.

         2.9. Public Reports. Seller has heretofore delivered to Purchaser copies of all reports filed with the Securities and Exchange Commission during the 12 months preceding the date hereof. The financial statements contained in such reports are referred to herein as the "Financial Statements."

         The Financial Statements are in accordance with Seller's books and records and fairly present Seller's financial position, results of operations and cash flows as of the dates and for the periods indicated. As of the date of the Financial Statements, Seller did not have any material liabilities or obligations of any kind, whether direct or indirect, accrued, absolute, contingent or otherwise, required to be disclosed and which are not so disclosed in the Financial Statements. With respect to Seller's contracts, agreements and commitments, the Financial Statements contain and reflect reserves for all liabilities and for all reasonably anticipated losses and costs, if any, in excess of expected receipts.

         2.10. Accuracy of Representations and Warranties. None of the representations and warranties made by Seller contained in this Agreement, including all Exhibits, nor in any statement, document, certificate, schedule, list, memorandum or other writing (collectively, "Statements") furnished or to be furnished by Seller pursuant hereto, or in connection with the transactions contemplated hereby, is or will be incorrect or incomplete, or contains or will contain any untrue statement of fact, and none of such representations, warranties and Statements omits or will omit to state a fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to Seller which Seller has not disclosed in this Agreement, or in an Exhibit hereto, or in a Statement, which adversely affects or may reasonably be expected to affect adversely the business or assets of Seller.

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                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser represents and warrants to Seller, upon which representations and warranties Seller relies, as follows:

         3.1. Power and Authority. Purchaser has, and will at Closing have, the full, absolute and unrestricted right, power, legal capacity and authority to enter into this Agreement and to carry out the transaction contemplated hereby; nor will it violate any statute, law, regulation, rule, court or administrative judgment, order or decree which is applicable to Purchaser, or to which it is subject or by which it is bound. This Agreement constitutes the valid, legally binding obligation of Purchaser and is enforceable in accordance with its terms.

         3.2. Litigation. Purchaser is not a party to, or the subject of, any action, suit, litigation, claim, administrative proceeding or governmental or quasi-governmental investigation relating this Agreement or the consummation or the transactions contemplated hereby, or material to such transactions; nor to the best of the knowledge of Purchaser is any such action, suit, litigation, proceeding or investigation threatened or contemplated, nor does there exist any basis for any of the same.

         3.3. Acquisition for Investment. Purchaser has such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the investment in the Securities, and each is able to bear the economic risks of such investment. Purchaser acknowledges that:

              (i) they have been given the opportunity to ask questions of Seller's management; and

              (ii) the sale of the Securities has not been registered under the Securities Act of 1933, as amended (the "Securities Act"); there is no commitment to register the Securities under the Securities Act except as provided in Article IV; and the Purchaser is relying on the exemption from such registration provided by Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering. Purchaser acknowledge that the certificates for the Securities comprising which the undersigned will receive will contain a legend substantially as follows:

         THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, TRANSFERRED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT, OR EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

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         The undersigned further acknowledges that a stop transfer order will be placed upon the certificates for the securities in accordance with the Act. The undersigned further acknowledges that the Company is under no obligation to aid the undersigned in obtaining any exemption from registration requirements.

         3.4. Accuracy of Representations and Warranties. None of the representations and warranties made by Purchaser contained in this Agreement, including all Exhibits, nor in any Statement furnished or to be furnished by Purchaser pursuant hereto, or in connection with the transactions contemplated hereby, is or will be incorrect or incomplete, or contains or will contain any untrue statement of fact, and none of such representations, warranties and Statements omits or will omit to state a fact necessary in order to make the statements contained herein or therein not misleading.

                                   ARTICLE IV
                               REGISTRATION RIGHTS

         4.1 Registration. Seller shall prepare and file with the Commission a Registration Statement (the "Initial Registration Statement") which shall cover the Securities, including the shares of Common Stock issuable upon exercise of the Warrants (collectively, the "Registrable Securities") for an offering to be made on a continuous basis pursuant to a "Shelf" registration statement under Rule 415. The Initial Registration Statement shall be on Form S-3 or any successor form (except if Seller is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). Seller shall use its best efforts to cause the Initial Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and to keep such Initial Registration Statement continuously effective under the Securities Act until the date which is three years after the date that such Initial Registration Statement is declared effective by the Securities and Exchange Commission ("Commission") or such earlier date when all Registrable Securities covered by such Initial Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144 as determined by counsel to Seller pursuant to a written opinion letter, addressed to Seller's transfer agent to such effect (the "Effectiveness Period").

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         "Effectiveness Date" means the earlier of (i) the 90th day following the Closing Date, or (ii) the fifth day after the Company has received written notice from the Commission that the Commission Staff will not be reviewing the Registration Statement or has no further comments on the Registration Statement, unless the Purchaser consents in writing to a longer period, such consent not to be unreasonably withheld.

         If the Initial Registration Statement covering all the applicable Registrable Securities and required to be filed by Seller pursuant to this Agreement is not declared effective by the Commission on or before the Effectiveness Date, then, as relief for the damages to the Purchaser by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other equitable remedies), Seller shall issue and deliver to Purchaser an additional Warrant (containing the same terms and conditions as the Warrants being delivered on the date hereof) to purchase an aggregate of 2,500 shares of Common Stock for each month during which the Initial Registration Statement is not declared effective. Such amount shall be prorated for any additional portion of a month.

         4.2 Expenses. All expenses incurred in the registration of the Registrable Securities shall be paid by Seller, including, without limitation, printing expenses, fees and disbursements of counsel for Seller, all registration and filing fees for the Purchaser's Securities under federal and state securities laws, and expenses of complying with the securities or blue sky laws of any jurisdictions; provided, however, Seller shall not be liable for (a) any discounts or commissions to any underwriter; (b) any stock transfer taxes incurred with respect to Securities sold, or (c) the fees and expenses of counsel for Purchaser, provided that Seller will pay the costs and expenses of Seller's counsel when Seller's counsel is representing any or all selling security holders.

         4.3. Indemnification. In the event the Registrable Securities are included in a registration statement pursuant to this Agreement:

                                       7
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         i. Seller Indemnity. Seller shall indemnify and hold harmless the
Purchaser, the affiliates, officers, directors and partners of Purchaser, any underwriter (as defined in the Act) for Purchaser, and each person, if any, who controls such Purchaser or underwriter (within the meaning of the Act or the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, (iii) any violation or alleged violation by Seller of the Act, the Exchange Act, or (iv) any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; provided, however, that Seller shall not be liable to Purchaser in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Purchaser or any other officer, director or controlling person thereof.

         ii. Purchaser Indemnity. Purchaser shall indemnify and hold harmless Seller, its affiliates, its counsel, officers, directors, shareholders and representatives, any underwriter (as defined in the Act) and each person, if any, who controls Seller or the underwriter (within the meaning of the Act or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or any state securities law, and Seller shall reimburse Seller and each such affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; insofar as such losses, claims, damages or liabilities (or actions and respect thereof) arise out of or are based upon any statements or information provided by Purchaser to Seller in connection with the offer or sale of Registrable Securities.

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                                    ARTICLE V
                            ADDITIONAL PARTICIPATION

         5.1 Participation Agreement. In the event at any time during the two year period from the date hereof that Seller shall (i) effectuate any financing, loan, debt offering or other financing transaction, (ii) issue any additional Shares or any warrants or other convertible securities, other than Shares issued pursuant to exercise of any outstanding convertible securities or options under any stock option plan, (iii) enter into any contracts, commitments or agreements of any kind to effectuate any of the forging transactions with any person, entity or other association other than Purchaser for a transaction with a value in excess of $4 million (collectively, a "Third-Party Financing Transaction"), Seller shall give the Purchaser (within five (5) business days of the completion of such Third-Party Financing Transaction) written notice (a "Financing Notice") of such Third-Party Financing Transaction stating with reasonable specificity the general terms and conditions of the Third-Party Financing Transaction. Seller hereby grants the Purchaser the irrevocable right for a period of five business days from Purchasers' receipt of the Financing Notice in which to elect to participate in an additional financing transaction (a "Purchaser Participating Financing") with the Company on the same terms and conditions (but only to the extent of 25% of value of the Third-Party Financing Transaction) as the completed Third-Party Financing Transaction. The Purchaser shall elect to participate in the Purchaser Participating Financing by delivering written notice of its election to Seller before the end of the five (5) Business Day period after receipt of the Financing Notice. Thereafter, Seller and the Purchasers shall close the Purchaser Participating Financing as promptly as possible and in any event within 90 days of the closing of the Third-Party Financing Transaction. The Purchaser shall participate in the Purchaser Participating Financing in the same proportion as their participation in the financing on the date hereof.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         6.1. Entire Agreement. This Agreement, together with the Exhibits hereto, constitutes and sets forth the entire agreement and understanding of the parties pertaining to the subject matter hereof, and there are no other prior or contemporaneous written or oral agreements, understandings, undertakings, negotiations, promises, discussions, warranties or covenants not specifically referred to or contained herein or attached hereto. No supplement, modification, termination in whole or in part, or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

                                       9
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         6.2. Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by either party without the prior written consent of the other party; except that Purchaser may, without such consent, assign all such rights and such obligations to a wholly-owned subsidiary of Purchaser, which shall assume all obligations and liabilities hereunder.

         6.3. Headings. The headings or titles of the various paragraphs of this Agreement are inserted merely for the purpose of convenience and do not expressly or by implication or intention, limit, define, extend or affect the meaning or interpretation of this Agreement or the specific terms or text of the section so designated.

               6.4 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

If to the Seller:          Vianet Technologies, Inc.
                           83 Mercer Street
                           New York, New York 10012
                           Attn:  Mr. Bruce Arnstein


With copies to:            Richard Friedman, Esq.
                           Sichenzia, Ross & Friedman LLP
                           135 West 50th Street
                           New York, New York 10020


If to the Purchaser:




            6.5 Severability. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect.

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        6.6 Survival of Agreement. The representations, warranties and obligations contained in this Agreement shall survive the execution of the Agreement for a period of two years, or such later date as may be required to close any transaction pursuant to Section 5.1 hereof.

         6.7. Law Governing. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 6.4.

         6.8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective duly authorized officers and the individual parties have executed this Agreement as of the day and year first above written.

                                            VIANET TECHNOLOGIES, INC.

                                            By:_________________________________

                                            PURCHASER

                                            By:________________________________



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